Exhibit 10.1

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Execution Version

AMENDED AND RESTATED MASTER
COINBASE CUSTODY TRUST COMPANY
CUSTODIAL SERVICES AGREEMENT

This Amended and Restated Master Coinbase Custodial Services Agreement (the “Agreement”) is made by and between each of the Grayscale Investment Funds listed in Schedule C (the “Grayscale Investment Product”), Grayscale Investments, LLC, sponsor of the Grayscale Investment Product (the “Sponsor” and together with the Grayscale Investment Product, (the “Client”) and Coinbase Custody Trust Company, LLC, with an address at 200 Park Avenue South, Suite 1208, New York, NY 10003 (“Trust Company”). This Agreement governs Client’s use of the Custodial Services (as defined herein) provided by Trust Company as a fiduciary to its clients’ assets.

WHEREAS, Trust Company and Client executed those certain Coinbase Custodial Services Agreements listed on Schedule C (the “Original Agreements”);

WHEREAS, the parties desire to renew and modify the Original Agreements to reflect the consolidated terms specified herein;

NOW, THEREFORE, Trust Company and Client hereby amend and restate each of the Original Agreements in their entirety as follows:

1. CUSTODIAL SERVICES.

1.1. Custodial Services. Client hereby appoints Trust Company as its majority (“majority” meaning here at least [***] of Sponsor’s total Digital Asset holdings are held with Trust Company, subject to the provisions set forth herein)1 provider of Custodial Services (the “Majority Obligation”) for a term of two (2) years from July 29, 2022 (the “Renewal Term”), subject to earlier termination in accordance with Section 4.5. Trust Company shall establish Client’s “Custodial Account” as a segregated custody account controlled and secured by Trust Company to store certain supported digital currencies and utility tokens (“Digital Assets”), on Client’s behalf (the “Custodial Services”). Trust Company is a fiduciary under § 100 of the New York Banking Law and a qualified custodian for purposes of Rule 206(4)-2(d)(6) under the Investment Advisers Act of 1940, as amended, and is licensed to custody Client’s Digital Assets in trust on Client’s behalf. Digital Assets in Client’s Custodial Account are not treated as general assets of Trust Company. Rather, Trust Company serves as a fiduciary and custodian on Client’s behalf, and the Digital Assets in Client’s Custodial Account are considered fiduciary assets that remain Client’s property at all times.

1.2. Opt-in to Article 8 of the Uniform Commercial Code of the State of New York. Trust Company is a “securities intermediary” as that term is defined in Article 8 of the Uniform Commercial Code of the State of New York (“Article 8”). Although it holds only Digital Assets, solely for purposes of this Agreement, Client’s Custodial Account is considered a “securities account” under Article 8, and Client is the “entitlement holder” of the securities account under Article 8. Solely for purposes of this Agreement, Digital Assets in Client’s Custodial Account are treated as “financial assets” under Article 8. Trust Company is obligated by Article 8 to maintain sufficient Digital Assets to satisfy all entitlements of customers of Trust Company to the same Digital Assets. Trust Company may not grant a security interest in the Digital Assets in Client’s Custodial Account. Digital Assets in Client’s Custodial Account are custodial assets. Under Article 8, the Digital Assets in Client’s Custodial Account are not general assets of

(1) To the extent Client transfers a portion of its Digital Assets to another custodian, Client hereby agrees to represent in all public-facing documentation in which Trust Company is referenced, that Trust Company is Client’s primary digital asset custodian.

Trust Company and are not available to satisfy claims of creditors of Trust Company. The treatment of Digital Assets in Client’s Custodial Account as financial assets under Article 8 does not determine the characterization or treatment of the Digital Assets under any other law or rule.

1.3. Custodial Services Fees. The fees associated with the Custodial Services set forth herein shall be calculated in accordance with Schedule A (“Fee Schedule”).

1.4. No Investment Advice or Brokerage. Trust Company does not provide investment, tax, or legal advice, nor does Trust Company broker transactions on Client’s behalf. Client acknowledges that Trust Company has not provided any advice or guidance or made any recommendations to Client with regard to the suitability or value of any Digital Assets, and that Trust Company has no liability regarding any selection of a Digital Asset that is held by Client through Client’s Custodial Account and the Custodial Services. All deposit and withdrawal transactions are executed based on Client’s instructions and in accordance with posted deposit and withdrawal execution procedures, and Client is solely responsible for determining whether any investment, investment strategy, or related transaction involving Digital Assets is appropriate for Client based on Client’s personal investment objectives, financial circumstances, and risk tolerance. Client should consult its legal or tax professional regarding Client’s specific situation.

1.5. Acknowledgement of Risks. Client acknowledges that the Custodial Accounts not covered by the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation.

2. CREATING A CUSTODIAL ACCOUNT.

2.1. Registration of Custodial Account. The Custodial Services are provided through https://custody.coinbase.com/ or any associated websites or application programming interfaces (“APIs”) (collectively, the “Trust Company Site”). To use the Custodial Services, Client must create a Custodial Account by providing Trust Company with all information requested.

2.2. Authorized Representatives. Client shall provide the names of “Authorized Representatives” of Client on Schedule B hereto, each of whom shall be an employee or officer of Client. Each Authorized Representative shall be authorized to access the Trust Company Site and issue instructions to the Trust Company on behalf of Client. Each Authorized Person will continue to be an Authorized Representative of Client until such time as Trust Company receives instructions from Client that its Authorized Representatives have changed. Client shall promptly notify the Trust Company in the event that the Authorized Representatives have changed.

3. CUSTODIAL ACCOUNT.

3.1. In General. The Custodial Services (i) allow supported Digital Assets to be deposited from a public blockchain address to Client’s Custodial Account and (ii) allow Client to withdraw supported Digital Assets from Client’s Custodial Account to a public blockchain address Client controls pursuant to instructions Client provides through the Trust Company Site (each such transaction is a “Custody Transaction”). The Digital Assets stored in Client’s Custodial Account are not commingled with Digital Assets that Trust Company custodies for its other clients or Digital Assets of Trust Company and are custodied pursuant to the terms of this Agreement and any addenda thereto. Trust Company reserves the right to refuse to process or to cancel any pending Custody Transaction as required by law or in response to a subpoena, court order, or other binding government order or to enforce transaction, threshold, and condition limits, in each case as communicated to Client as soon as reasonably practicable where Trust Company is permitted to do so, or if Trust Company reasonably believes

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

that the Custody Transaction may violate or facilitate the violation of an applicable law, regulation or applicable rule of a governmental authority or self-regulatory organization. Trust Company cannot reverse a Custody Transaction which has been broadcast to a Digital Asset network.

3.2. Instructions. Trust Company may act upon instructions ("Instructions") from Client’s Authorized Representatives (or otherwise given on Client’s behalf) in such manner as is currently utilized by Trust Company, or otherwise as notified to Client by Trust Company, provided that (i) Instructions shall continue in full force and effect until cancelled or superseded (except in respect of Instructions executed by Trust Company, which can no longer be cancelled), (ii) if Trust Company becomes aware of any Instructions that are illegible, unclear or ambiguous, Trust Company shall promptly notify Client and may refuse to execute such Instructions until any ambiguity or conflict has been resolved to its satisfaction, (iii) Trust Company may further refuse to execute Instructions if in Trust Company’s reasonable opinion such Instructions are outside the scope of Trust Company’s duties under this Agreement or are contrary to any applicable law, rule or other regulatory requirement (whether arising from any governmental authority or self-regulatory organization), and Trust Company will promptly notify Client of such refusal, and (iv) Trust Company may rely in the performance of its duties under this Agreement and without liability on its part, upon any Instructions given by Client’s Authorized Representatives and upon any notice, request, consent, certificate or other instrument believed by it in good faith and in a commercially reasonable manner to be genuine and to be signed or furnished by the proper party or parties thereto, including (without limitation) Client or any of Client’s Authorized Representatives. Client is responsible for losses resulting from inaccurate Instructions provided by Client (e.g., if Client provides the wrong destination address to Trust Company for executing a withdrawal transaction). Trust Company is responsible for losses resulting from its errors in executing a transaction (e.g., if Client provides the correct destination address for executing a withdrawal transaction, but Trust Company erroneously sends Client’s Digital Assets to another destination address). Except as set forth in Section 3.17 herein, Trust Company shall not take any action with respect to an Incidental Asset (as defined in Section 3.17) that has not previously been abandoned by Grayscale Investment Product unless an Affirmative Action (as defined in Section 3.17) is taken with respect to such Incidental Asset and the Trust Company has specifically announced on the Trust Company website or through some other official public statement of Trust Company that Trust Company will support such Incidental Asset.

3.3. Digital Asset Deposits and Withdrawals. Trust Company processes supported Digital Asset deposits and withdrawals according to the Instructions received from Authorized Representatives, and Trust Company does not guarantee the identity of any Authorized Representative. Client should verify all transaction information prior to submitting Instructions to Trust Company. Client should manage and keep secure any and all information or devices associated with deposit and withdrawal verification procedures, including YubiKeys and passphrases or other security or confirmation information. Trust Company reserves the right to charge network fees (miner fees) to process a Digital Asset transaction on Client’s behalf. Trust Company will calculate the network fee, if any, in its discretion, although Trust Company will always notify Client of the network fee at or before the time Client authorizes the transaction. Trust Company reserves the right to delay any Custody Transaction if it perceives a risk of fraud or illegal activity.

3.4. Processing of Custody Transactions; Availability of Custodial Account and Custodial Services. From the time Trust Company has verified the authorization of a complete set of Instructions to withdraw Digital Assets from Client’s Custodial Account, Trust Company will have up to forty-eight (48) hours to process and complete such Instruction to withdraw Digital Assets from Client’s Custodial Account and send those Digital Assets to the applicable Digital Asset network. An Instruction to withdraw Digital Assets will be considered to be received by Trust Company at the time of transmission of the Instruction from Client’s Custodial Account.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Trust Company will ensure that Client initiated Instructions to deposit are processed in a timely manner but Trust Company makes no representations or warranties regarding the amount of time needed to complete processing which is dependent upon many factors outside of Trust Company’s control.

Trust Company makes no other representations or warranties with respect to the availability and/or accessibility of the Digital Assets or the availability and/or accessibility of the Custodial Account or Custodial Services.

3.5. Safekeeping of Digital Assets. Trust Company shall use best efforts to keep in safe custody on behalf of Client all Digital Assets received by Trust Company. All Digital Assets credited to the Custodial Account shall:

(i) be held in the Custodial Account at all times, and the Custodial Account shall be controlled by Trust Company;

(ii) be labeled or otherwise appropriately identified as being held for Client;

(iii) be held in the Custodial Account on a non-fungible basis;

(iv) not be commingled with other Digital Assets held by Trust Company, whether held for Trust Company’s own account or the account of other clients other than Client;

(v) not without the prior written consent of Client be deposited or held with any third-party depositary, custodian, clearance system or wallet;

(vi) for any Custodial Accounts maintained by Trust Company on behalf of Client, Trust Company will use best efforts to keep the private key or keys secure, and will not disclose such keys to Client or to any other individual or entity except to the extent that any keys are disclosed consistent with a standard of best efforts and as part of a multiple signature solution that would not result in the Grayscale Investment Product or Sponsor “storing, holding, or maintaining custody or control of” the Digital Assets “on behalf of others” within the meaning of the New York BitLicense Rule (23 NYCRR Part 200) as in effect as of June 24, 2015 such that it would require the Grayscale Investment Product or Sponsor to become licensed under such law.

3.6. Supported Digital Asset. The Custodial Services are available only in connection with those Digital Assets that Trust Company, in its sole discretion, decides to support. The Digital Assets that Trust Company supports may change from time to time. Prior to initiating a deposit of Digital Asset to Trust Company, Client must confirm that Trust Company offers Custodial Services for that specific Digital Asset. By initiating a deposit of Digital Asset to a Custodial Account, Client attests that Client has confirmed that the Digital Asset being transferred is a supported Digital Asset offered by Trust Company. Under no circumstances should Client attempt to use the Custodial Services to deposit or store Digital Assets in any forms that are not supported by Trust Company. Depositing or attempting to deposit Digital Assets that are not supported by Trust Company will result in such Digital Asset being unretrievable by Client and Trust Company. Trust Company assumes no obligation or liability whatsoever regarding any unsupported Digital Asset sent or attempted to be sent to it, or regarding any attempt to use the Custodial Services for Digital Assets that Trust Company does not support. To confirm which Digital Assets are supported by Trust Company, Client should login at https://custody.coinbase.com and carefully review the list of supported Digital Assets. Trust Company recommends that Client deposit a small amount of supported Digital Asset as a test prior to initiating a deposit of a significant amount of supported Digital Asset. Trust Company may from time to time determine types of Digital Asset that will be supported or cease to be supported by the Custodial Services. Trust Company shall provide Client with thirty (30) days’ written notice before ceasing to support a Digital Asset, unless Trust Company is required to cease such support by court order, statute,

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

law, rule (including a self-regulatory organization rule), regulation, code, or other similar requirement, in which case written notice shall be provided as soon as reasonably practicable.

3.7. Advanced Protocols; No Staking Rewards or Voting. Unless specifically announced on the Trust Company website or through some other official public statement of Trust Company, Trust Company does not support airdrops, metacoins, colored coins, side chains, or other derivative, enhanced, or forked protocols, tokens, or coins which supplement or interact with a Digital Asset supported by Trust Company (collectively, “Advanced Protocols”). Client shall not use its Custodial Account to attempt to receive, request, send, store, or engage in any other type of transaction involving an Advanced Protocol. The Trust Company platform is not configured to detect and/or secure Advanced Protocol transactions, neither Client nor Trust Company will be able to retrieve any unsupported Advanced Protocol, and Trust Company assumes absolutely no liability, obligation or responsibility whatsoever in respect to Advanced Protocols.

Notwithstanding any agreement, addendum, functionality or services offered by Trust Company to the contrary, Client acknowledges and agrees that for purposes of the entire relationship between Trust Company and the Client, the Custodial Services provided by Trust Company to Client shall, in no way, include any services related to staking, participating in, and/or exercising any governance rights and/or powers with respect to any Digital Asset, including but not limited to voting, staking, validating, generating or approving blocks of transactions to be added to a particular blockchain, helping to secure a blockchain network or otherwise engaging with or participating on a particular blockchain network. Trust Company hereby disclaims (for itself, its affiliates, representatives, licensors and its suppliers) all responsibility for any participatory (governance or staking) rewards resulting from any act or omission by Trust Company. Except as expressly provided herein, Trust Company is not responsible or liable for any Digital Assets, tokens, rewards, keys, wallets or other assets that Client attempts to stake, transfer, receive, access or otherwise uses or misuses in connection with or related to Client's use of the Custodial Services, including without limitation any losses or damages resulting from slashing penalties. Client acknowledges and agrees that any participatory (governance or staking) rewards from a particular blockchain network are not available by using the Custodial Services and that Client will not receive any participatory or staking rewards in connection with the Custodial Services.

3.8. Operation of Digital Asset Protocols. Trust Company does not own or control the underlying software protocols which govern the operation of Digital Assets supported on the Trust Company platform. In general, the underlying protocols are open source and anyone can use, copy, modify, and distribute them. By using the Custodial Services, Client acknowledges and agrees (i) that Trust Company is not responsible for operation of the underlying protocols and that Trust Company makes no guarantee of their functionality, security, or availability; (ii) that some underlying protocols are subject to consensus-based proof of stake validation methods which may allow, by virtue of their governance systems, changes to the associated blockchain or digital ledger (“Governance Modifiable Blockchains”), and that any Custody Transactions made by Client validated on such Governance Modifiable Blockchains may be affected accordingly; and (iii) that the underlying protocols are subject to sudden changes in operating rules (a/k/a “forks”), and that such forks may materially affect the value, function, and/or even the name of the Digital Asset Client stores in Client’s Custodial Account. In the event of a fork, Client agrees that Trust Company may temporarily suspend Trust Company operations; provided that Trust Company shall (where practical) provide advance written notice to Client promptly upon becoming aware of such a potential suspension, and that Trust Company may, in its sole discretion, decide whether or not to support (or cease supporting) either branch of the forked protocol. Client acknowledges and agrees that Trust Company assumes absolutely no liability, obligation or responsibility whatsoever in respect to the operation of underlying software protocols, transactions affected by Governance Modifiable Blockchains, or an unsupported branch of a forked protocol, and, accordingly, Client acknowledges and assumes the risk of the same.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

3.9. Use of the Custodial Services. Client acknowledges and agrees that Trust Company may monitor use of the Custodial Account and the Custodial Services and the resulting information may only be utilized, reviewed, retained and or disclosed by Trust Company as is necessary for its internal purposes or in accordance with the rules of any applicable legal, regulatory or self-regulatory organization or as otherwise may be required to comply with relevant law, sanctions programs, legal process or government request.

3.10. Privacy and Security. Trust Company shall only use Client’s non-personal information in order to provide Services to the Client as outlined in this Agreement, to comply with its legal obligations, and for research and development. Trust Company may only disclose Client information externally in an anonymized or aggregated form that does not identify Client and is stripped of any persistent identifiers (such as device identifiers, IP addresses, and cookie IDs). Coinbase, Inc.’s Privacy Policy, available at https://www.coinbase.com/legal/privacy, sets out Trust Company’s use of any personal data collected by Trust Company relating to any natural persons, which may include representatives of the Client.

Trust Company has implemented and will maintain a reasonable information security program that includes policies and procedures that are reasonably designed to safeguard Trust Company’s electronic systems and Client’s Confidential Information from, among other things, unauthorized access or misuse. In the event of a Data Security Event (defined below), Trust Company shall promptly (subject to any legal or regulatory requirements) notify Client in writing at the email addresses listed opposite each Authorized Representative’s name on Schedule B and such notice shall include the following information: (i) the timing and nature of the Data Security Event, (ii) the information related to Client that was compromised, including the names of any individuals’ acting on Client’s behalf in his or her corporate capacity whose personal information was compromised, (iii) when the Data Security Event was discovered, and (iv) remedial actions that have been taken and that Trust Company plans to take. “Data Security Event” is defined as any event whereby (a) an unauthorized person (whether within Trust Company or a third party) acquired or accessed Client’s information, (b) Client’s information is otherwise lost, stolen or compromised or (c) Trust Company’s Chief Information Security Officer, or other senior security officer of a similar title, is no longer employed by Trust Company.

3.11. Confidentiality. The parties agree that the recipient of any non-public, confidential or proprietary information of the other party (including without limitation, information concerning any purchaser of any securities issued by the Grayscale Investment Product (each a “Beneficiary”) (including, without limitation, the identity of such Beneficiary, the fact that such Beneficiary is the beneficial owner of any Digital Assets, any information concerning its securities or cash positions, any banking or other relationships between Trust Company and such Beneficiary or any information from which any such information could be derived by a third party)), the contents of any document or other information (including, without limitation, any information relating to, or transactions involving, Digital Assets, trade secrets or other confidential commercial information), and information with respect to profit margins, and profit and loss information) and information relating to the other party’s business operations or business relationships or pursuant to this Agreement, including without limitation the pricing schedule (“Confidential Information”) will not disclose such Confidential Information to any third party except to such party’s officers, directors, agents, employees, consultants, contractors and professional advisors who needs to know the Confidential Information for the purpose of assisting in the performance of the Agreement and who are informed of, and agree to be bound by obligations of confidentiality no less restrictive than those set forth herein, and will protect such Confidential Information from unauthorized use and disclosure. Each party shall use any Confidential Information that it receives pursuant to or in connection with this Agreement solely for performance of this Agreement, and no other purpose.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Confidential Information shall not include any (i) information that is or becomes generally publicly available through no fault of the recipient, (ii) information that the recipient obtains from a third party (other than in connection with this Agreement) that, to recipient's best knowledge, is not bound by a confidentiality agreement prohibiting such disclosure; (iii) information that is independently developed or acquired by the recipient without the use of Confidential Information provided by the disclosing party; (iv) disclosure with the prior written consent of the disclosing party; or (v) disclosures which are required by applicable law, rule or regulation, provided that the disclosing party comply with the notification procedures set forth in this Section 3.11. For the avoidance of doubt, the parties acknowledge that the terms of this Agreement are Confidential Information.

Notwithstanding the foregoing, each party may disclose Confidential Information of the other party to the extent required by a court of competent jurisdiction or governmental authority or otherwise required by law; provided, however, the party making such required disclosure shall first notify the other party (to the extent legally permissible) and shall afford the other party a reasonable opportunity to seek confidential treatment if it wishes to do so. For the purposes of this Agreement, no affiliate of either party shall be considered a third party; provided that such party causes such affiliate to undertake the obligations in this section. All documents and other tangible objects containing or representing Confidential Information and all copies or extracts thereof or notes derived therefrom that are in the possession or control of recipient shall be and remain the property of the disclosing party and shall be promptly returned to the disclosing party or destroyed, each upon the disclosing party’s request; provided, however, notwithstanding the foregoing, the recipient may retain one (1) copy of Confidential Information if (a) required by law or regulation, or (b) retained pursuant to a bona fide and consistently applied document retention policy or regular backup of data storage systems; provided, further, that in either case, any Confidential Information so retained shall remain subject to the confidentiality obligations of this Agreement. For the avoidance of doubt, disclosures to the extent permitted under this Section 3.11 are subject to the requirements and limitations set forth in Section 4.1.2.

Trust Company shall not contact or communicate with any Beneficiary concerning the services provided under this Agreement without the prior written consent of Client, except as required by law, legal process or regulation.

3.12. Account Statements. Trust Company will provide Client with an electronic account statement: (1) every calendar quarter, at a minimum; or (2) for any month in which Client deposited or withdrew Digital Assets. Each account statement will identify the amount of each Digital Asset in Client’s Custodial Account at the end of the period and set forth all transactions in Client’s account during that period. Trust Company will send a notice to the email of record given to Trust Company when a new account statement is made available.

3.13. Independent Verification. If Client is subject to Rule 206(4)-2 under the Investment Advisers Act of 1940, Trust Company shall, upon written request, provide Client authorized independent public accountant confirmation of or access to information sufficient to confirm (i) Client’s Digital Assets as of the date of an examination conducted pursuant to Rule 206(4)-2(a)(4), and (ii) Client’s Digital Assets are held either in a separate account under Client’s name or in accounts under Client’s name as agent or trustee for Client’s clients.

3.14. Third-Party Payments. The Custodial Services are not intended to facilitate third-party payments of any kind. As such, Trust Company has no control over, or liability for, the delivery, quality, safety, legality or any other aspect of any goods or services that Client may purchase or sell to or from a

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

third party (including other users of Custodial Services) involving Digital Assets that Client intends to store, or have stored, in Client’s Custodial Account.

3.15. Authorized Participants. Subject to any legal and regulatory requirements, in order to support Client’s ordinary course of deposits and withdrawals, which involves, or will in the future involve, deposits from and withdrawals to Digital Asset accounts owned by a person that is an “Authorized Participant” of the Grayscale Investment Product within the meaning of an authorized participant agreement between such person and the Grayscale Investment Product (each a “Client Authorized Participant”), Trust Company will use commercially reasonable efforts to cooperate with Client to design and put in place via the Custodial Services a secure procedure to allow Client Authorized Participants to receive a Digital Asset address for deposits by such Client Authorized Participants, and to initiate withdrawals to Digital Asset addresses controlled by such Client Authorized Participants.

3.16. Location of Digital Assets. The Location of the Digital Assets shall be the United States. Trust Company shall acquire written approval of Client prior to changing the Location of the Digital Assets outside of the United States, except in the event of a security or disaster recovery event necessitating immediate remediation, in which case Trust Company will provide notice to Client as soon as reasonably practicable. “Location” means, with respect to any Digital Assets, the jurisdiction in which Trust Company deems such Digital Assets to be present.

3.17. Prospective Abandonment Grayscale Investment Product will abandon irrevocably for no direct or indirect consideration (each such abandonment, a “Prospective Abandonment”), effective immediately prior to any time at which Grayscale Investment Product creates shares or units (each such time, a “Creation Time”), all Incidental Assets of Grayscale Investment Product, provided that a Prospective Abandonment immediately prior to any Creation Time will not apply to any Incidental Asset if (i) Grayscale Investment Product has taken an Affirmative Action to acquire or abandon such Incidental Asset at any time prior to such Creation Time or (ii) such Incidental Asset has been subject to a previous Prospective Abandonment. Trust Company acknowledges that, as a consequence of a Prospective Abandonment, Grayscale Investment Product will have no right to receive any Incidental Asset that is subject to such Prospective Abandonment, and Trust Company will have no authority, pursuant to this Agreement or otherwise, to exercise, obtain or hold, as the case may be, any such Incidental Asset on behalf of Grayscale Investment Product. Grayscale Investment Product represents that it will take no action at any time that is inconsistent with a Prospective Abandonment and, without limiting the generality of the foregoing, that it will not accept any future delivery of any abandoned Incidental Asset, that it will not accept any payment from any person in respect of any abandoned Incidental Asset and that it will not represent to any person or in any context that it has any remaining rights with respect to any abandoned Incidental Asset.

“Affirmative Action” is defined as the Sponsor’s written notification to Trust Company of Grayscale Investment Product’s intention (i) to acquire and/or retain an Incidental Asset or (ii) to abandon, with effect prior to the relevant Creation Time, an Incidental Asset.

“Incidental Asset” is defined as any digital asset or other asset, and any right of Grayscale Investment Product to acquire any digital asset or other asset, that has arisen out of Grayscale Investment Product’s ownership of Digital Assets, whether through a fork, airdrop or similar occurrence, without any action on the part of Grayscale Investment Product or its trustee or the Sponsor on its behalf.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

4. GENERAL USE, PROHIBITED USE, AND TERMINATION.

4.1.1 Trust Company Site and Content. Trust Company hereby grants Client a limited, nonexclusive, nontransferable, non-sublicensable, revocable, royalty-free license, subject to the terms of this Agreement, to access and use the Trust Company Site and related content, materials, information (collectively, the “Content”) solely for approved purposes as permitted by Trust Company from time to time. Any other use of the Trust Company Site or Content is expressly prohibited and all other right, title, and interest in the Trust Company Site or Content is and will remain exclusively the property of Trust Company and its licensors. Client shall not copy, transmit, distribute, sell, license, reverse engineer, modify, publish, or participate in the transfer or sale of, create derivative works from, or in any other way exploit any of the Content, in whole or in part. “custody.coinbase.com,” “Coinbase,” “Coinbase Custody,” “Trust Company” and all logos related to the Custodial Services or displayed on the Trust Company Site are either trademarks or registered marks of Trust Company or its licensors. Client may not copy, imitate or use them without Trust Company’s prior written consent.

4.1.2 Limited License of Trust Company Brand. Notwithstanding Section 6.1 of this Agreement, during the term of this Agreement Trust Company hereby grants to Client a nonexclusive, non-transferable, non-sublicensable, revocable, and royalty-free right, subject to the terms of this Agreement, to display, in accordance with Trust Company’s brand guidelines, Trust Company’s trademark and logo as set forth on Exhibit A hereto, or otherwise refer to its name (the “Trust Company Brand”), for the sole and limited purpose of identifying Trust Company as a provider of Custodial Services to Client on Client’s website or to investors or the public, as required by its investment activities. Client may also use the Trust Company Brand in published form, including but not limited to investor or related marketing materials using only the content pre-approved by Trust Company (“Pre-Approved Marketing Content”) as set forth in Exhibit A hereto. Client (1) shall not deviate from nor modify the Pre-Approved Marketing Content, except as provided in Exhibit A, and (2) shall not make any representations or warranties regarding the Custodial Services provided by Trust Company (other than factually accurate statements that Trust Company is a provider of Custodial Services). Client acknowledges that it shall not acquire any right of ownership to any Trust Company copyrights, patents, trade secrets, trademarks, trade dresses, service marks, or other intellectual property rights, and further agrees that it will cease using any materials that bear the Trust Company Brand upon termination of this Agreement. All uses of the Trust Company Brand hereunder shall inure to the benefit of Trust Company and Client shall not do or cause to be done any act or thing that may in any way adversely affect any rights of Trust Company in and to the Trust Company Brand or otherwise challenge the validity of the Trust Company Brand or any application for registration thereof, or any trademark registration thereof, or any rights therein. Notwithstanding the foregoing, Trust Company shall retain the right to request that Client modify or terminate its use of the Trust Company Brand if Trust Company, in its sole and absolute discretion, disapproves of Client’s use of the Trust Company Brand.

4.2. Website Accuracy. Although Trust Company intends to provide accurate and timely information on the Trust Company Site, the Trust Company Site (including, without limitation, the Content) may not always be entirely accurate, complete, or current and may also include technical inaccuracies or typographical errors. In an effort to continue to provide Client with as complete and accurate information as possible, information may be changed or updated from time to time without notice, including without limitation information regarding Trust Company policies, products and services. Accordingly, Client should verify all information before relying on it, and all decisions based on information contained on the Trust Company Site are Client’s sole responsibility and Trust Company shall have no liability for such decisions. Links to third-party materials (including without limitation websites) may be provided as a convenience but are not controlled by Trust Company. Trust Company is not responsible for any aspect of

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

the information, content, or services contained in any third-party materials or on any third-party sites accessible from or linked to the Trust Company Site.

4.3. Third-Party or Non-Permissioned Use. Except for fund administrators, Client shall not grant permission to a third party or non-permissioned user to access or connect to Client’s Custodial Account, either through the third party’s product or service or through the Trust Company Site. Client acknowledges that granting permission to a third party or non-permissioned user to take specific actions on Client’s behalf does not relieve Client of any of Client’s responsibilities under this Agreement and may violate the terms of this Agreement. Client is fully responsible for all acts or omissions of any third party or non-permissioned user with access to Client’s Custodial Account, other than Trust Company. Further, Client acknowledges and agrees that Client will not hold Trust Company responsible for, and will indemnify Trust Company from, any liability arising out of or related to any act or omission of any third party or non-permissioned user with access to Client’s Custodial Account, except to the extent of Trust Company’s fraud, gross negligence or willful misconduct. Client must notify Trust Company immediately after becoming aware of a third party or non-permissioned user accessing or connecting to Client’s Custodial Account by contacting Client’s Custodial Account representative or by emailing custody@coinbase.com from the email address associated with Client’s Custodial Account.

4.4. Prohibited Use. Client represents and warrants that Client will not use the Custodial Services or Custodial Account for any Prohibited Use as set forth on Appendix 1 hereto.

4.5.1 Termination During the Renewal Term. During the Renewal Term, either party may terminate this Agreement for Cause (as defined below) at any time by written notice to the other party, effective immediately, or on such later date as may be specified in the notice.

“Cause” is defined as if:

(i)
such other party commits any material breach of any of its obligations under this Agreement;
(ii)
such other party is adjudged bankrupt or insolvent, or there is commenced against such party a case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or such party files an application for an arrangement with its creditors, seeks or consents to the appointment of a receiver, administrator or other similar official for all or any substantial part of its property, admits in writing its inability to pay its debts as they mature, or takes any corporate action in furtherance of any of the foregoing, or fails to meet applicable legal minimum capital requirements; or
(iii)
with respect to Client’s right to terminate, any applicable law, rule or regulation or any change therein or in the interpretation or administration thereof has or may have a material adverse effect on Client or the rights of Client or any Beneficiary with respect to any services covered by this Agreement.

Additionally, in the event that Client forms the view, acting reasonably and based on material and objective facts and circumstances, that an event or cumulative effect of a series of events has occurred at Trust Company (or at Trust Company’s sister company Coinbase Inc.) that Client reasonably believes represents substantial risk to Client (whether reputationally or otherwise), Client’s senior executives shall escalate the matter to Trust Company’s senior executives and the Parties will promptly meet to discuss a resolution to the matter in good faith. Following such discussion, Trust Company shall have thirty (30) days to cure such event to the reasonable resolution of Client, provided such cure is possible. If Trust Company is unable to cure within this time period, or if Client reasonably holds the position that no practical solution exists to prevent material injury to its business (reputationally or otherwise) in light of such an adverse

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

event, Client may provide written notice to Trust Company to remove the Majority Obligation and the Client Usage Profile requirements herein, upon written notice by Client to Trust Company, with the termination of the Majority Obligation and the Client Usage Profile becoming effective on the date provided in such notice. For the avoidance of doubt, changes that generally impact the digital assets markets at large shall not apply to the foregoing, except to the extent directly related to Trust Company. In the event of the termination of the Majority Obligation and the Client Usage Profile, Client shall have a right to terminate this Agreement upon thirty (30) days’ notice and Trust Company shall have a right to terminate this Agreement upon ninety (90) days’ notice.

4.5.2 Termination After the Renewal Term. After the Renewal Term, either party may terminate this Agreement (i) upon ninety (90) days’ prior written notice to the other party and (ii) for Cause at any time by written notice to the other party, effective immediately, or on such later date as may be specified in the notice.

4.5.3 Renewal. Upon the expiry of the Renewal Term, this Agreement shall automatically renew for successive terms of one (1) year (each a “Follow-On Renewal Term”), unless either party elects not to renew, by providing no less than thirty (30) days’ written notice to the other party prior to the expiration of the Renewal Term or the then-current Follow-On Renewal Term, or unless terminated earlier as provided herein.

Notwithstanding the foregoing, Client may cancel Client’s Custodial Account at any time by withdrawing all balances and contacting Trust Company at custody@coinbase.com. Client will not be charged for canceling Client’s Custodial Account, although Client will be required to pay any outstanding amounts owed to Trust Company for the remaining months of the Renewal Term at a rate equivalent to the average Fee paid for the months prior to Client’s cancellation. Client authorizes Trust Company to cancel or suspend any pending deposits or withdrawals at the time of cancellation. Upon termination of this Agreement, Trust Company shall promptly upon Client’s order deliver or cause to be delivered to Client all Digital Assets held or controlled by Trust Company as of the effective date of termination, together with such copies of the records maintained pursuant to Section 9.1 and as Client requests in writing.

4.6. Suspension, Termination, and Cancellation. Trust Company may: (a) suspend or restrict Client’s access to the Custodial Services, and/or (b) deactivate, terminate or cancel Client’s Custodial Account if:

●
Trust Company is so required by a facially valid subpoena, court order, or binding order of a government authority;
●
Client uses Client’s Custodial Account in connection with a Prohibited Use or Prohibited Business, as set forth in Appendix 1 hereto;
●
Client’s Custodial Account activity results in a heightened risk of legal or regulatory non-compliance associated with Client’s Custodial Account;
●
Client circumvents Trust Company’s controls, including, but not limited to, abusing promotions which Trust Company may offer from time to time, or otherwise making a material misrepresentation of Client’s Custodial Account; or
●
Client materially breaches the terms of this Agreement.

Except as set forth above, Trust Company shall not suspend Client’s access to the Custodial Account, and any suspension of Client’s access to the Custodial Account shall constitute a breach of this Agreement.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Notwithstanding the foregoing, in the event that Client fails to maintain its “Client Usage Profile”2 (as defined below) (and, specifically for (ii) of the Client Usage Profile, for 60 or more consecutive calendar days), Trust Company shall have the option to (a) suspend or restrict Client’s access to the Custodial Services, and/or (b) deactivate, terminate or cancel Client’s Custodial Account. In the event that Trust Company elects to exercise the right set forth in this paragraph, Trust Company shall provide Client with at least thirty (30) days’ prior written notice. In the event Trust Company provides such notice, Trust Company agrees to work in good faith with Client to first attempt to negotiate and amend the terms of this Agreement to reflect an updated Client Usage Profile. For the avoidance of doubt, the Client Usage Profile as set forth in this paragraph represents a fundamental term of the Agreement on which other terms of the Agreement are based.

If Trust Company suspends or closes Client’s Custodial Account, or terminates Client’s use of the Custodial Services for the reasons listed above, Trust Company will provide Client with notice of Trust Company’s actions unless a court order or other legal or regulatory process prohibits Trust Company from providing Client with such notice. Client acknowledges that Trust Company’s decision to take certain actions described in this Section 4.6 may be based on confidential criteria that are essential to Trust Company’s risk management and security protocols. Client agrees that Trust Company is under no obligation to disclose the details of its risk management and security procedures to Client.

Client will be permitted to withdraw Digital Assets associated with Client’s Custodial Account for ninety (90) days after Custodial Account deactivation or cancellation unless such withdrawal is otherwise prohibited (i) under the law, including but not limited to applicable sanctions programs, or (ii) by a facially valid subpoena, court order, or binding order of a government authority.

4.7. Relationship of the Parties. Nothing in this Agreement shall be deemed or is intended to be deemed, nor shall it cause, Client and Trust Company to be treated as partners, joint ventures, or otherwise as joint associates for profit, or either Client or Trust Company to be treated as the agent of the other.

(2) For purposes of this Agreement, the parties hereto agree that the term “Client Usage Profile” shall mean a client of Trust Company that: (i) holds Digital Assets with Trust Company primarily in dedicated cold storage custody, (ii) holds Digital Assets with Trust Company whose total USD value at all times is not less than USD [***] (unless the broader Digital Asset market is impacted by a significant drawdown of over fifty percent (50%) or more (as measured on coinmarketcap.com) from the total market cap of the Digital Asset market as of the date of this Agreement, in which case the [***] threshold set forth above will be automatically lowered to USD [***] until the total Digital Asset market cap goes back above the total market cap as of the date of this Agreement); similarly, should the broader Digital Asset market increase over fifty percent (50%) or more (as measured on coinmarketcap.com) from the total market cap of the Digital Asset market as of the date of this Agreement, the [***] threshold set forth above will be automatically raised to USD [***], and (iii) effects withdrawals of Digital Assets generally for the limited purposes of the payment of its management fees.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

4.8. Password Security; Contact Information. Client is responsible for maintaining adequate security and control of any and all IDs, passwords, hints, personal identification numbers (PINs), API keys or any other codes that Client uses to access the Custodial Services. Any loss or compromise of the foregoing information and/or Client’s personal information may result in unauthorized access to Client’s Custodial Account by third-parties and the loss or theft of any Digital Assets held in Client’s Custodial Account. Client is responsible for keeping Client’s email address and telephone number up to date in Client’s Custodial Account profile in order to receive any notices or alerts that Trust Company may send Client. Trust Company assumes no responsibility for any loss that Client may sustain due to compromise of Custodial Account login credentials due to no fault of Trust Company and/or failure to reasonably follow or act on any notices or alerts that Trust Company may send to Client in accordance with this Agreement. In the event Client believes Client’s Custodial Account information has been compromised, Client must contact Trust Company Support immediately at custody@coinbase.com.

4.9. Taxes. It is Client’s sole responsibility to determine whether, and to what extent, any taxes apply to any deposits or withdrawals Client conducts through the Custodial Services, and to withhold, collect, report and remit the correct amounts of taxes to the appropriate tax authorities. Client’s deposit and withdrawal history is available by accessing Client’s Custodial Account through the Trust Company Site or by contacting Client’s account representative.

4.10. Additional Matters. Client acknowledges and agrees that the Custodial Services may be provided from time to time by, through or with the assistance of affiliates of or vendors to Trust Company. Client shall receive notice of any material change in the entities that provide the Custodial Services. Unless Client terminates this Agreement as permitted herein, any new agreements or amended terms and conditions, associated with such change shall be governed by Sections 8.2 and 8.3 herein.

5. TRUST COMPANY CONTACT INFORMATION AND DISPUTE RESOLUTION.

5.1. Contact Trust Company; Complaints. If Client has any feedback, questions, or complaints, Client may contact Trust Company Customer Support, located at 200 Park Avenue South, Suite 1208, New York, NY 10003, via email at custody@coinbase.com or by telephone to Trust Company at +1 (646) 760-6195.

If Client is a customer of Trust Company in the United States, Client may also direct a complaint to the attention of: New York State Department of Financial Services, One State Street, New York, NY 10004-1511; +1 (212) 480-6400. Please visit www.dfs.ny.gov for additional information.

5.2. Arbitration. THE PARTIES AGREE AS FOLLOWS:

●
ALL PARTIES TO THIS AGREEMENT ARE GIVING UP THE RIGHT TO SUE EACH OTHER IN COURT, INCLUDING THE RIGHT TO A TRIAL BY JURY, EXCEPT AS PROVIDED BY THE RULES OF THE ARBITRATION FORUM IN WHICH A CLAIM IS FILED.
●
ARBITRATION AWARDS ARE GENERALLY FINAL AND BINDING; A PARTY’S ABILITY TO HAVE A COURT REVERSE OR MODIFY AN ARBITRATION AWARD IS VERY LIMITED.
●
THE ABILITY OF THE PARTIES TO OBTAIN DOCUMENTS, WITNESS STATEMENTS AND OTHER DISCOVERY IS GENERALLY MORE LIMITED IN ARBITRATION THAN IN COURT PROCEEDINGS.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

●
THE ARBITRATORS DO NOT HAVE TO EXPLAIN THE REASON(S) FOR THEIR AWARD UNLESS, IN AN ELIGIBLE CASE, A REQUEST FOR AN EXPLAINED DECISION HAS BEEN SUBMITTED BY EITHER PARTY TO THE PANEL AT LEAST TWENTY (20) DAYS PRIOR TO THE FIRST SCHEDULED HEARING DATE.
●
THE PANEL OF ARBITRATORS MAY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.
●
THE RULES OF THE ARBITRATION FORUM IN WHICH THE CLAIM IS FILED, AND ANY AMENDMENTS THERETO, SHALL BE INCORPORATED INTO THIS AGREEMENT.

THE PARTIES AGREE THAT ALL CONTROVERSIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE USE OF THE CUSTODIAL SERVICES, WHETHER ARISING PRIOR, ON, OR SUBSEQUENT TO THE DATE HEREOF, SHALL BE ARBITRATED. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE IN ACCORDANCE WITH THE AMERICAN ARBITRATION ASSOCIATION’S RULES FOR ARBITRATION OF COMMERCIAL RELATED DISPUTES (ACCESSIBLE AT HTTPS://WWW.ADR.ORG/SITES/DEFAULT/FILES/COMMERCIAL%20RULES.PDF), AND THAT SUCH CONTROVERSIES ARE OTHERWISE SUBJECT TO SECTION 5.2 OF THIS AGREEMENT.

6. REPRESENTATIONS AND WARRANTIES.

6.1. Client’s Representations and Warranties. In addition to the obligations arising under this Agreement and as a condition of and in consideration of Client accessing the Custodial Services, Client represents and warrants the following:

(i)
Client operates, to Client’s best knowledge, in material compliance with all applicable laws, rules, and regulations in each jurisdiction in which Client operates, including U.S. securities laws and regulations, as well as any applicable state and federal laws, including, but not limited to, U.S. efforts to fight the funding of terrorism and money laundering, and USA PATRIOT Act and Bank Secrecy Act requirements. Client further understands that any fines or penalties imposed on Trust Company as a result of a violation by Client of any applicable securities regulation or law may, at Trust Company’s discretion, be passed on to Client and Client acknowledges and represents that Client will be responsible for payment to Trust Company of such fines;
(ii)
To its best knowledge, Client is currently in good standing with all relevant government agencies, departments, regulatory or supervisory bodies in all relevant jurisdictions in which Client does business and Client will immediately notify Trust Company if Client ceases to be in good standing with any regulatory authority;
(iii)
Client will reasonably cooperate with Trust Company to provide information as Trust Company may reasonably request from time to time regarding (a) Client’s policies, procedures, and activities which relate to the Custodial Services in any manner, as determined by Trust Company in its reasonable discretion, and (b) any transaction which involves the use of the Custodial Services, to the extent reasonably necessary to comply with applicable law, or the guidance or direction of, or request from, any regulatory authority or financial institution, provided that such information may be redacted to remove confidential commercial information not relevant to the requirements of this Agreement;

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

(iv)
Client will not deposit to a Custodial Account any Digital Asset that is not supported by the Custodial Services;
(v)
Client either owns or possesses lawful authorization to transact with all Digital Assets involved in the Custody Transactions;
(vi)
Subject to Section 4.1.2, Client will not make any public statement, including any press release, media release, or blog post which mentions or refers to Trust Company or a partnership between Client and Trust Company, without the prior written consent of Trust Company;
(vii)
Client will not create or use more than one Custodial Account;
(viii)
Client has the full capacity and authority to enter into and be bound by this Agreement and the person executing or otherwise accepting this Agreement for Client has full legal capacity and authorization to do so; and
(ix)
All information provided by Client to Trust Company in the course of negotiating this Agreement and the onboarding of Client as Trust Company’s customer and user of the Custodial Services is complete, true, and accurate in all material respects, and no material information has been excluded.

6.2. Trust Company Representations and Warranties. In addition to the obligations arising under this Agreement and as a condition of and in consideration of Client’s obligations under this Agreement, Trust Company represents and warrants the following:

(i)
Trust Company operates, to Trust Company’s best knowledge, in material compliance with all applicable laws, rules, and regulations in each jurisdiction in which Trust Company operates, including U.S. securities laws and regulations, as well as any applicable state and federal laws, including, but not limited to, U.S. efforts to fight the funding of terrorism and money laundering, and USA PATRIOT Act and Bank Secrecy Act requirements. Trust Company further understands that any fines or penalties imposed on Client directly as a result of Trust Company’s breach of the representations and warranties in this Agreement may, at Client’s discretion, be passed on to Trust Company and Trust Company acknowledges and represents that Trust Company will be responsible for payment to Client of such fines;
(ii)
To its best knowledge, Trust Company is currently in good standing with all relevant government agencies, departments, regulatory or supervisory bodies in all relevant jurisdictions in which Trust Company does business, and Trust Company will immediately notify Client if Trust Company ceases to be in good standing with any regulatory authority;
(iii)
Trust Company will safekeep the Digital Assets and segregate all Digital Assets from both the (a) property of Trust Company, and (b) assets of other customers of Trust Company;
(iv)
Trust Company is a custodian of the Digital Assets stored by Client in the Custodial Account, has no right, interest, or title in such Digital Assets, and will not reflect such Digital Assets as an asset on the balance sheet of the Trust Company;
(v)
Trust Company will not, directly or indirectly, lend, pledge, hypothecate or re-hypothecate any Digital Assets;
(vi)
Except as directed by Client, Trust Company does not engage in any fractional reserve banking in connection with Client’s Custodial Account, and, as such, none of the Digital Assets in Client’s Custodial Account will be used by Trust Company in connection with any loan, hypothecation, lien (including, but not limited to, any mortgage, deed of trust, pledge, charge,

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

security interest, attachment, encumbrance or other adverse claim of any kind in respect of such Digital Assets) or claim of (or by) Trust Company or otherwise transferred or pledged to any third party, without the written agreement of Client;
(vii)
Trust Company will maintain adequate capital and reserves to the extent required by applicable law;
(viii)
Trust Company possess, and will maintain, all consents, permits, licenses, registrations, authorizations, approvals and exemptions required by any governmental agency, regulatory authority or other party necessary for it to operate its business and engage in the business relating to its provision of the Custodial Services;
(ix)
Trust Company has the full capacity and authority to enter into and be bound by this Agreement and the person executing or otherwise accepting this Agreement for Trust Company has full legal capacity and authorization to do so; and
(x)
All written information provided by Trust Company to Client in the course of negotiating this Agreement and the onboarding of Client as Trust Company’s customer and user of the Custodial Services is complete, true, and accurate in all material respects, and no material information has been excluded.

6.3. Notification of Adverse Change. Trust Company shall immediately notify Client if, at any time after the date of this Agreement, any of the representations, warranties under Section 6.2 and covenants made by Trust Company under this Agreement materially fail to be true and correct as if made at and as of such time. Trust Company shall describe in reasonable detail such representation, warranty or covenant affected, the circumstances giving rise to such failure and the steps Trust Company has taken or proposes to take to rectify such failure.

7. DISCLAIMERS; INDEMNIFICATION; LIMITATION OF LIABILITY.

7.1. Computer Viruses. Trust Company shall not bear any liability, whatsoever, for any damage or interruptions caused by any computer viruses, spyware, scareware, Trojan horses, worms or other malware that may affect Client’s computer or other equipment, or any phishing, spoofing or other attack, unless such damage or interruption originated from Trust Company due to its gross negligence, fraud, willful misconduct or breach of this Agreement. Client should always log into Client’s Custodial Account through the Trust Company Site to review any deposits or withdrawals or required actions if Client has any uncertainty regarding the authenticity of any communication or notice.

7.2. [Reserved.]

7.3. Indemnification.

Client agrees to indemnify and hold Trust Company, its affiliates and service providers, and each of its or their respective officers, directors, agents, joint venturers, employees and representatives, harmless from any third-party claim or third-party demand (including reasonable and documented attorneys’ fees and any fines, fees or penalties imposed by any regulatory authority) arising out of (i) Client’s breach of this Agreement, (ii) inaccuracy in any of Client’s representations or warranties in this Agreement, (iii) Client’s violation of any law, rule or regulation, or the rights of any third party, or (iv) with respect to Section 3.17, (a) the transfer of Incidental Assets as part of a Prospective Abandonment, (b) any tax liability relating to or arising from Incidental Assets from a Prospective Abandonment and (c) Trust Company’s

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

obligations to escheat Incidental Assets abandoned by Grayscale Investment Product pursuant to a Prospective Abandonment or otherwise under the State of New York’s Abandoned Property law, except where such claim directly results from the gross negligence, fraud or willful misconduct of Trust Company.

Trust Company agrees to indemnify and hold Client, its affiliates and service providers, and each of its or their respective officers, directors, agents, joint venturers, employees and representatives, harmless from any third-party claim or third-party demand (including reasonable and documented attorneys’ fees and any fines, fees or penalties imposed by any regulatory authority) arising out of (i) Trust Company’s breach of this Agreement, (ii) inaccuracy in any of Trust Company’s representations or warranties in this Agreement, or (iii) Trust Company’s knowing violation of any law, rule or regulation, or the rights of any third party, except where such claim directly results from the gross negligence, fraud or willful misconduct of Client.

7.4. Limitation of Liability; No Warranty. IN NO EVENT SHALL EITHER PARTY, ITS AFFILIATES AND SERVICE PROVIDERS, OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, AGENTS, JOINT VENTURERS, EMPLOYEES OR REPRESENTATIVES, BE LIABLE (A) FOR ANY AMOUNT GREATER THAN THE VALUE OF THE SUPPORTED DIGITAL ASSETS ON DEPOSIT IN CLIENT’S TRUST COMPANY CUSTODIAL ACCOUNT AT THE TIME OF, AND DIRECTLY RELATING TO, THE EVENTS GIVING RISE TO THE LIABILITY OCCURRED, THE VALUE OF WHICH SHALL BE DETERMINED IN ACCORDANCE WITH THE TERMS SET FORTH IN THE FEE SCHEDULE GOVERNING VALUATION OF THE SUPPORTED DIGITAL ASSET(S), (B) FOR ANY LOST PROFITS OR ANY SPECIAL, INCIDENTAL, INDIRECT, INTANGIBLE, OR CONSEQUENTIAL DAMAGES, WHETHER BASED IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE, ARISING OUT OF OR IN CONNECTION WITH AUTHORIZED OR UNAUTHORIZED USE OF THE TRUST COMPANY SITE OR THE TRUST COMPANY CUSTODIAL SERVICES, OR THIS AGREEMENT, EVEN IF AN AUTHORIZED REPRESENTATIVE OF TRUST COMPANY HAS BEEN ADVISED OF OR KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES. THIS MEANS, BY WAY OF EXAMPLE ONLY (AND WITHOUT LIMITING THE SCOPE OF THE PRECEDING SENTENCE), THAT IF CLIENT CLAIMS THAT TRUST COMPANY FAILED TO PROCESS A DEPOSIT OR WITHDRAWAL PROPERLY, CLIENT’S DAMAGES ARE LIMITED TO NO MORE THAN THE VALUE OF THE SUPPORTED DIGITAL ASSETS AT ISSUE IN THE DEPOSIT OR WITHDRAWAL, AND THAT CLIENT MAY NOT RECOVER FOR LOST PROFITS, LOST BUSINESS OPPORTUNITIES, OR OTHER TYPES OF SPECIAL, INCIDENTAL, INDIRECT, INTANGIBLE, OR CONSEQUENTIAL DAMAGES IN EXCESS OF THE VALUE OF THE SUPPORTED DIGITAL ASSETS AT ISSUE IN THE DEPOSIT OR WITHDRAWAL. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE ABOVE LIMITATION MAY NOT APPLY TO CLIENT.

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN SECTION (A) OF THE FOREGOING PARAGRAPH, TRUST COMPANY SHALL BE LIABLE TO CLIENT FOR THE LOSS OF ANY DIGITAL ASSETS ON DEPOSIT IN CLIENT’S TRUST COMPANY CUSTODIAL ACCOUNT TO THE EXTENT THAT TRUST COMPANY CAUSED SUCH LOSS THROUGH ITS BREACH OF THIS AGREEMENT, AND TRUST COMPANY SHALL BE REQUIRED TO RETURN TO CLIENT A QUANTITY EQUAL TO THE QUANTITY OF ANY SUCH LOST DIGITAL ASSETS.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE TRUST COMPANY CUSTODIAL SERVICES ARE PROVIDED ON AN “AS IS” AND “AS AVAILABLE” BASIS WITHOUT ANY REPRESENTATION OR WARRANTY, WHETHER EXPRESS, IMPLIED OR

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

STATUTORY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRUST COMPANY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND/OR NON-INFRINGEMENT. EXCEPT AS PROVIDED HEREIN, TRUST COMPANY DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES THAT ACCESS TO THE SITE, ANY PART OF THE TRUST COMPANY CUSTODIAL SERVICES, OR ANY OF THE MATERIALS CONTAINED THEREIN, WILL BE CONTINUOUS, UNINTERRUPTED, OR TIMELY; OR BE COMPATIBLE OR WORK WITH ANY SOFTWARE, SYSTEM OR OTHER SERVICES; OR BE SECURE, COMPLETE, FREE OF HARMFUL CODE, OR ERROR-FREE.

THE PROVISIONS OF THE PRIOR TWO PARAGRAPHS NOTWITHSTANDING, IN THE EVENT CLIENT IS UNABLE TO “TIMELY”3 (AS DEFINED BELOW) WITHDRAW DIGITAL ASSETS FROM ONE OR MORE OF ITS ACCOUNTS DUE TO THE TRUST COMPANY CUSTODIAL SYSTEM BEING OFFLINE OR OTHERWISE UNAVAILABLE FOR A PERIOD OF TIME DESCRIBED IN FOOTNOTE 3 BELOW, TRUST COMPANY WILL USE BEST EFFORTS TO FURNISH CLIENT WITH THE AMOUNT OF DIGITAL ASSETS THAT IS EQUIVALENT TO THE PENDING WITHDRAWAL AMOUNT(S) IN ORDER TO PERMIT CLIENT TO CARRY ON WITH THE PROCESSING OF SUCH WITHDRAWAL(S), AND WHEN TRUST COMPANY’S CUSTODIAL SYSTEM BECOMES AVAILABLE AGAIN, CLIENT AND TRUST COMPANY WILL WORK TOGETHER TO REPAY TO TRUST COMPANY THE AMOUNT OF DIGITAL ASSETS THAT TRUST COMPANY FURNISHED TO CLIENT DURING THE CUSTODIAL SYSTEM’S PERIOD OF UNAVAILABILITY.

IN ADDITION TO THE LIMITATIONS SPECIFIED ABOVE, FOR SO LONG THAT A COLD STORAGE ADDRESS HOLDS AN EXCESS OF ONE HUNDRED MILLION US DOLLARS (US$100,000,000) (THE “COLD STORAGE THRESHOLD”) FOR A PERIOD OF FIVE (5) CONSECUTIVE BUSINESS DAYS OR MORE WITHOUT BEING REDUCED TO THE COLD STORAGE THRESHOLD OR LOWER, TRUST COMPANY'S MAXIMUM LIABILITY FOR SUCH COLD STORAGE ADDRESS SHALL BE LIMITED TO THE COLD STORAGE THRESHOLD. AS A BEST PRACTICE, TRUST COMPANY RECOMMENDS LIMITING THE VALUE OF DIGITAL ASSETS DEPOSITED IN EACH COLD STORAGE ADDRESS TO LESS THAN EIGHTY MILLION US DOLLARS (US$80,000,000). IF ELECTED BY CLIENT, AT NO ADDITIONAL COST TO CLIENT, TRUST COMPANY WILL PROVIDE CLIENT WITH ALL NECESSARY ASSISTANCE TO IMPLEMENT SUCH LIMITATIONS, INCLUDING NOTIFYING CLIENT IN WRITING IF THE VALUE OF DIGITAL ASSETS DEPOSITED IN A COLD STORAGE ADDRESS EXCEEDS THE COLD STORAGE THRESHOLD.

(3) For purposes of this Agreement, the parties hereto agree that the term “Timely” in this provision shall mean a period of 48 hours or more.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

7.5 Liability of the Sponsor. It is expressly understood and agreed by the parties hereto that:

(i)
this Agreement is executed and delivered on behalf of the Grayscale Investment Product by the Sponsor, not individually or personally, but solely as Sponsor of the Grayscale Investment Product in the exercise of the powers and authority conferred and vested in it;
(ii)
the representations, covenants, undertakings and agreements herein made on the part of the Grayscale Investment Product are made and intended not as personal representations, undertakings and agreements by the Sponsor but are made and intended for the purpose of binding only the Grayscale Investment Product;
(iii)
nothing herein contained shall be construed as creating any liability on the Sponsor, individually or personally, to perform any covenant of the Grayscale Investment Product either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto; and
(iv)
under no circumstances shall the Sponsor be personally liable for the payment of any indebtedness or expenses of the Grayscale Investment Product or be liable for the breach or failure of any obligation, duty, representation warranty or covenant made or undertaken by the Grayscale Investment Product under this Agreement or any other related document.

8. MISCELLANEOUS.

8.1. Entire Agreement. This Agreement and any addendum or attachments thereto, the Trust Company Privacy Policy, and all disclosures, notices or policies available on the Trust Company Site, comprise the entire understanding and agreement between Client and Trust Company as to the Custodial Services, and supersedes any and all prior discussions, agreements and understandings of any kind (including without limitation any prior versions of this Agreement), and every nature between and among Client and Trust Company. Section headings in this Agreement are for convenience only and shall not govern the meaning or interpretation of any provision of this Agreement.

8.2. Amendments. Any modification or addition to this Agreement must be in a writing signed by a duly authorized representative of each of party. Client agrees that Trust Company shall not be liable to Client or any third party for any modification or termination of the Custodial Services, or suspension or termination of Client’s access to the Custodial Services, except to the extent otherwise expressly set forth herein.

8.3. Assignment. Client may not assign any rights and/or licenses granted under this Agreement without the prior written consent of Trust Company. Trust Company reserves the right to assign its rights without restriction except notice to Client, including without limitation to any Trust Company affiliates or subsidiaries, or to any successor in interest of any business associated with the Custodial Services. Any attempted transfer or assignment in violation hereof shall be null and void. Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties, their successors and permitted assigns.

8.4. Severability. If any provision of this Agreement shall be determined to be invalid or unenforceable under any rule, law, or regulation or any governmental agency (local, state, or federal), such provision will be changed and interpreted to accomplish the objectives of the provision to the greatest extent possible under any applicable law and the validity or enforceability of any other provision of this Agreement shall not be affected.

8.5. Survival. All provisions of this Agreement which by their nature extend beyond the expiration or termination of this Agreement, including, without limitation, sections pertaining to suspension or

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

termination, Custodial Account cancellation, debts owed to Trust Company, general use of the Trust Company Site, disputes with Trust Company, and general provisions, shall survive the termination or expiration of this Agreement.

8.6. Governing Law. Client agrees that the laws of the State of New York, without regard to principles of conflict of laws, will govern this Agreement and any claim or dispute that has arisen or may arise between Client and Trust Company, except to the extent governed by federal law.

8.7. Force Majeure. Trust Company shall not be liable for delays, suspension of operations, whether temporary or permanent, failure in performance, or interruption of service which result directly or indirectly from any cause or condition beyond the reasonable control of Trust Company, including but not limited to, any delay or failure due to any act of God, natural disasters, act of civil or military authorities, act of terrorists, including but not limited to cyber-related terrorist acts, hacking, government restrictions, exchange or market rulings, civil disturbance, war, strike or other labor dispute, fire, interruption in telecommunications or Internet services or network provider services, failure of equipment and/or software, other catastrophe or any other occurrence which is beyond the reasonable control of Trust Company and shall not affect the validity and enforceability of any remaining provisions. For the avoidance of doubt, a cybersecurity attack, hack or other intrusion by a third party or by someone associated with Trust Company is not a circumstance that is beyond Trust Company’s reasonable control, to the extent due to Trust Company’s failure to comply with its obligations under this Agreement.

8.8. Non-Waiver of Rights. This agreement shall not be construed to waive rights that cannot be waived under applicable laws in the jurisdiction where Client is located.

8.9. Notices. All notices, requests and other communications to any party hereunder not covered by the Communications described in Appendix 2 hereto shall be in writing (including facsimile transmission and electronic mail (“email”) transmission, so long as a receipt of such e-mail is requested and received) and shall be given, if to Client, to:

Grayscale Investments, LLC

290 Harbor Drive, 4th Floor

Stamford, CT 06902

Attention: Michael Sonnenshein

E-mail: michael@grayscale.com

to the extent notice must be given to Grayscale Investment Product and Sponsor separately,

if to the Grayscale Investment Product, to:

[insert name(s) of relevant Grayscale Fund(s)]

290 Harbor Drive, 4th Floor

Stamford, CT 06902

Attention: CEO of Grayscale Investments, LLC

E-mail: michael@grayscale.com

if to Sponsor, to:

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Grayscale Investments, LLC

290 Harbor Drive, 4th Floor

Stamford, CT 06902

Attention: CEO of Grayscale Investments, LLC

E-mail: michael@grayscale.com

if to Trust Company, to:

Coinbase Custody Trust Company, LLC

200 Park Avenue South, Suite 1208

New York, NY 10003

E-mail: legal@coinbase.com

With a copy to

Coinbase Custody Trust Company, LLC

c/o Coinbase, Inc.

548 Market Street, #23008,

San Francisco, CA 94104

or such other address as such party may hereafter specify for the purpose by notice to the other parties hereto. Each of the foregoing addresses shall be effective unless and until notice of a new address is given by the applicable party to the other parties in writing. Notice will not be deemed to be given unless it has been received.

9. TRUST COMPANY OBLIGATIONS.

9.1. Bookkeeping. Trust Company will keep timely and accurate records as to the deposit, disbursement, investment, and reinvestment of the Digital Assets. Trust Company will maintain accurate records and bookkeeping of the Custodial Services as required by applicable law and in accordance with Trust Company’s internal document retention policies, but in no event for less than seven years.

9.2. Annual Certificate and Report. For year 2021, and thereafter, no more than once per calendar year, Client shall be entitled to request that Trust Company provide a copy of its most recent Services Organization Controls (“SOC”) 1 report and SOC 2 report (together, the “SOC Reports”), and promptly deliver to Client a copy thereof by December 31 of each year. The SOC 1 and SOC 2 reports shall not be dated more than one year prior to such request. Trust Company reserves the right to combine the SOC 1 and SOC 2 reports into a comprehensive report. In the event that Trust Company does not deliver a SOC 1 Report or SOC 2 Report, as applicable, Client shall be entitled to terminate this Agreement.

Upon request of Client, which request shall occur no more than once per calendar year, Trust Company shall deliver to Client a certificate signed by a duly authorized officer, which certificate shall certify that the representations and warranties of Trust Company contained in Section 6.2 of this Agreement are true and correct on and as of the date of such certificate and have been true and correct throughout the preceding year, but only to the extent that the representations and warranties of Trust Company contained in Section 6.2 are not expressly addressed in the SOC Reports.

9.3. Inspection and Auditing.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

(i) Inspection and Auditing of Trust Company. To the extent Trust Company may legally do so, it shall permit Client’s auditors or third-party accountants, upon thirty (30) days’ advance written notice, to inspect, take extracts from and audit the records maintained pursuant to Section 9.1, and take such steps as necessary to verify that satisfactory internal control system and procedures are in place, as Client may reasonably request.

Client shall reimburse Trust Company (A) for all reasonable expenses incurred in connection with this Section 9.3, and (B) for reasonable time spent by Trust Company’s employees or consultant in connection with this Section 9.3 at reasonable hourly rates to be agreed upon by Client and Trust Company. Any such audit will be conducted during normal business hours and in a manner designed to cause minimal disruption to Trust Company’s ordinary business activities. The scope of any such audit will be jointly agreed to by Client and Trust Company in advance of any audit, provided that neither party shall be unreasonable with respect to the scope of such audit, and shall not include items other than those relevant to the Custodial Services Trust Company provides to Client. Nothing in this section shall be interpreted to require Trust Company to disclose trade secrets, information related to other clients, provide access to secure facilities or services (such as “Vault” locations), or otherwise impair the security or availability of services Trust Company offers to other clients, provided that Trust Company will use reasonable efforts to provide Client with such information or substantially equivalent information in a manner that does not violate the foregoing.

(ii) Trust Company Audit Reports. Trust Company shall, as soon as reasonably practicable after receipt of any audit report prepared by its internal or independent auditors pursuant to Trust Company’s annual audit or otherwise, provide Client notification if such audit report reveals any material deficiencies or makes any material objections, furnish to Client a report stating the nature of such deficiencies or such objections, and describing the steps taken or to be taken to remedy the same. Such audit report will be deemed Confidential Information of Trust Company.

9.4 Reserved.

9.5. Material Adverse Effect. Trust Company shall give Client prompt notice of any event, occurrence, development or state of circumstances or facts that has a Material Adverse Effect. Such notice shall reasonably describe such change in business conduct, event, occurrence, development, or state of circumstances or facts.

“Material Adverse Effect” means a material adverse effect on:

(i)
the financial condition, business, or results of operations of Trust Company;
(ii)
Trust Company’s safekeeping of the Digital Assets; or
(iii)
Trust Company’s ability to provide the services contemplated by this Agreement.

provided, however, that none of the following, either alone or in combination, will constitute, or be considered in determining whether there has been, a Material Adverse Effect: any event, change, circumstance, effect or other matter resulting from or related to (i) any outbreak or escalation of war or major hostilities or any act of terrorism, (ii) changes in any laws, GAAP or enforcement or interpretation thereof, (iii) changes that generally affect the industries and markets in which Trust Company operates, (iv) changes in financial markets, general economic conditions (including prevailing interest rates, exchange rates, commodity prices and fuel costs) or political conditions, (v) any failure, in and of itself, of Trust Company to meet any published or internally prepared projections, budgets, plans or forecasts of revenues, earnings or other financial performance measures or operating statistics (it being understood that the facts

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

and circumstances underlying any such failure that are not otherwise excluded from the definition of a “Material Adverse Effect” may be considered in determining whether there has been a Material Adverse Effect), or (vi) any action taken in accordance with this Agreement or at the written request of, or consented in writing to by, Client.

Any such notice of notice of a Material Adverse Effect (including the existence thereof) shall constitute the Confidential Information of Trust Company and shall be subject to the Confidentiality provisions of this Agreement.

9.6. Insurance. Trust Company will obtain and maintain, at its sole expense, insurance coverage in such types and amounts as are commercially reasonable for the Custodial Services provided hereunder.

9.7. Business Continuity Plan. Trust Company has established a business continuity plan that will support its ability to conduct business in the event of a significant business disruption (“SBD”). This plan is reviewed and updated annually, and can be updated more frequently, if deemed necessary by Trust Company in its sole discretion. Should Trust Company be impacted by an SBD, Trust Company aims to minimize business interruption as quickly and efficiently as possible. To receive more information about Trust Company’s business continuity plan, please send a written request to security@coinbase.com.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement is executed as of June 29, 2022.

COINBASE CUSTODY TRUST

COMPANY, LLC

By: /s/ Lauren Abendschein

Name: Lauren Abendschein

Title: Director – Institutional Sales

GRAYSCALE INVESTMENTS, LLC

By: /s/ Michael Sonnenshein

Name: Michael Sonnenshein

Title: CEO

Grayscale Funds Listed in Schedule C

by: Grayscale Investments, LLC,

the Sponsor

By: /s/ Michael Sonnenshein

Name: Michael Sonnenshein

Title: CEO

[Signature Page to Custodial Services Agreement]

APPENDIX 1: PROHIBITED USE, PROHIBITED BUSINESSES AND CONDITIONAL USE

This policy sets forth the limitations concerning Client’s use of Client’s Custodial Account. Trust Company may amend this policy at any time by providing a revised version on Trust Company Site. The revised version will be effective at the time Trust Company posts it. Trust Company will provide Client with prior notice of any material changes via Trust Company Site.

Prohibited Use

Client may not use Client’s Custodial Account to engage in the following categories of activity (“Prohibited Uses”). The Prohibited Uses extend to any third party that gains access to the Custodial Services through Client’s account or otherwise, regardless of whether such third party was authorized or unauthorized by Client to use the Custodial Services associated with the Custodial Account. The specific types of use listed below are representative, but not exhaustive. If Client is uncertain as to whether or not Client’s use of Custodial Services involves a Prohibited Use, or have questions about how these requirements applies to Client, please contact Trust Company at custody@coinbase.com. By opening a Custodial Account, Client confirms that Client will not use Client’s Custodial Account to do any of the following:

●
Unlawful Activity: Activity which would violate, or assist in violation of, any law, statute, ordinance, or regulation, sanctions programs administered in the countries where Trust Company conducts business, including, but not limited to, the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), or which would involve proceeds of any unlawful activity; publish, distribute or disseminate any unlawful material or information or money laundering, fraud, blackmail, extortion, ransoming data, the financing of terrorism, other violent activities or any prohibited market practices.

●
Abusive Activity: Actions which impose an unreasonable or disproportionately large load on Trust Company’s infrastructure, or detrimentally interfere with, intercept, or expropriate any system, data, or information; transmit or upload any material to the Site that contains viruses, Trojan horses, worms, or any other harmful or deleterious programs; attempt to gain unauthorized access to the Site, other Custodial Accounts, computer systems or networks connected to the Site, through password mining or any other means; use Custodial Account information of another party to access or use the Site; or transfer Client’s Custodial Account access or rights to Client’s Custodial Account to a third party, unless by operation of law or with the express permission of Trust Company.

●
Abuse Other Users: Interfere with another Trust Company user’s access to or use of any Custodial Services; defame, abuse, extort, harass, stalk, threaten or otherwise violate or infringe the legal rights (such as, but not limited to, rights of privacy, publicity and intellectual property) of others; incite, threaten, facilitate, promote, or encourage hate, racial intolerance, or violent acts against others; harvest or otherwise collect information from the Site about others, including, without limitation, email addresses, without proper consent.

●
Fraud: Activity which operates to defraud Trust Company, Trust Company users, or any other person; provide any false, inaccurate, or misleading information to Trust Company.

●
Gambling: Lotteries; bidding fee auctions; sports forecasting or odds making; fantasy sports leagues with cash prizes; Internet gaming; contests; sweepstakes; games of chance.

Appendix 1-1

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

●
Intellectual Property Infringement: Engage in transactions involving items that infringe or violate any copyright, trademark, right of publicity or privacy or any other proprietary right under the law, including but not limited to sales, distribution, or access to counterfeit music, movies, software, or other licensed materials without the appropriate authorization from the rights holder; use of Trust Company intellectual property, name, or logo, including use of Trust Company trade or service marks, without express consent from Trust Company or in a manner that otherwise harms Trust Company, or Trust Company’s brand; any action that implies an untrue endorsement by or affiliation with Trust Company.

●
Written Policies: Client may not use the Custodial Account or the Custodial Services in a manner that violates, or is otherwise inconsistent with, any operating instructions promulgated by Trust Company.

Prohibited Businesses

Although Trust Company may offer a Custodial Account to any entity that can successfully create an account in accordance with the terms of the Agreement, the following categories of businesses, business practices, and sale items are barred from the Custodial Services (“Prohibited Businesses”). The specific types of use listed below are representative, but not exhaustive. If Client is uncertain as to whether or not Client’s use of the Custodial Services involves a Prohibited Business, or have questions about how these requirements apply to Client, please contact us at custody@coinbase.com.

By opening a Custodial Account, Client confirm that Client will not use the Custodial Services in connection with any of following businesses, activities, practices, or items:

●
Restricted Financial Services: Check cashing, bail bonds, collections agencies.

●
Intellectual Property or Proprietary Rights Infringement: Sales, distribution, or access to counterfeit music, movies, software, or other licensed materials without the appropriate authorization from the rights holder.

●
Counterfeit or Unauthorized Goods: Unauthorized sale or resale of brand name or designer products or services; sale of goods or services that are illegally imported or exported or which are stolen.

●
Regulated Products and Services: Marijuana dispensaries and related businesses; sale of tobacco, e-cigarettes, and e-liquid; online prescription or pharmaceutical services; age-restricted goods or services; weapons and munitions; gunpowder and other explosives; fireworks and related goods; toxic, flammable, and radioactive materials; products and services with varying legal status on a state-by-state basis.

●
Drugs and Drug Paraphernalia: Sale of narcotics, controlled substances, and any equipment designed for making or using drugs, such as bongs, vaporizers, and hookahs.

●
Pseudo-Pharmaceuticals: Pharmaceuticals and other products that make health claims that have not been approved or verified by the applicable local and/or national regulatory body.

●
Substances designed to mimic illegal drugs: Sale of a legal substance that provides the same effect as an illegal drug (e.g., salvia, kratom).

Appendix 1-2

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

●
Adult Content and Services: Pornography and other obscene materials (including literature, imagery and other media); sites offering any sexually-related services such as prostitution, escorts, pay-per view, adult live chat features.

●
Multi-level Marketing: Pyramid schemes, network marketing, and referral marketing programs.

●
Unfair, Predatory or Deceptive Practices: Investment opportunities or other services that promise high rewards; sale or resale of a service without added benefit to the buyer; resale of government offerings without authorization or added value; sites that we determine in our sole discretion to be unfair, deceptive, or predatory towards consumers.

●
Gambling Services.

●
Weapons Manufacturers/Vendors.

●
Hate Groups.

●
Money Services: Gift cards; prepaid cards; sale of in-game currency unless the merchant is the operator of the virtual world; act as a payment intermediary or aggregator or otherwise resell any of the Custodial Services.

●
Crowdfunding.

●
High-risk Businesses: any businesses that we believe pose elevated financial risk or legal liability.

Conditional Use

Express written consent and approval from Trust Company must be obtained prior to using Custodial Services for the following categories of business and/or use (“Conditional Uses”). Consent may be requested by contacting us at custody@coinbase.com. Trust Company may also require Client to agree to additional conditions, make supplemental representations and warranties, complete enhanced on-boarding procedures, and operate subject to restrictions if Client uses the Custodial Services in connection with any of following businesses, activities, or practices:

●
Charities: Acceptance of donations for nonprofit enterprise.

●
Games of Skill: Games which are not defined as gambling under this Agreement or by law, but which require an entry fee and award a prize.

●
Religious/Spiritual Organizations: Operation of a for-profit religious or spiritual organization.

●
Digital Currency Services: Operation of a Bitcoin (“BTC”) ATM, BTC mining, BTC exchange, or other high-risk Digital Currency service.

Appendix 1-3

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

APPENDIX 2: E-SIGN DISCLOSURE AND CONSENT

This policy describes how Trust Company delivers communications to Client electronically. Trust Company may amend this policy at any time by providing a notice.

Electronic Delivery of Communications

Client agrees and consents to receive electronically all communications, agreements, documents, notices and disclosures (collectively, “Communications”) that Trust Company provides in connection with Client’s Custodial Account and Client’s use of Custodial Services. Communications include:

●
Terms of use and policies Client agrees to (e.g., the Agreement and any addendum thereto), including updates to these agreements or policies;

●
Custodial Account details, history, transaction receipts, confirmations, and any other Custodial Account, deposit, withdrawal or transfer information;

●
Legal, regulatory, and tax disclosures or statements we may be required to make available to Client; and

●
Responses to claims or customer support inquiries filed in connection with Client’s Custodial Account.

We will provide these Communications to Client by posting them on the Site, emailing them to Client at the primary email address on file with Trust Company, communicating to Client via instant chat, and/or through other electronic communication.

Hardware and Software Requirements

In order to access and retain electronic Communications, Client will need the following computer hardware and software:

●
A device with an Internet connection;

●
A current web browser that includes 128-bit encryption (e.g., Internet Explorer version 9.0 and above, Firefox version 3.6 and above, Chrome version 31.0 and above, or Safari 7.0 and above) with cookies enabled;

●
A valid email address (Client’s primary email address on file with Trust Company); and

●
Sufficient storage space to save past Communications or an installed printer to print them.

How to Withdraw Client’s Consent

Client may withdraw Client’s consent to receive Communications electronically by contacting Trust Company at custody@coinbase.com. If Client fails to provide or if Client withdraws Client’s consent to receive Communications electronically, Trust Company reserves the right to immediately close Client’s Custodial Account or charge Client additional fees for paper copies.

Updating Client’s Information

Appendix 2-1

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

It is Client’s responsibility to provide Trust Company with a true, accurate, and complete e-mail address and Client’s contact information, and to keep such information up to date. Client understands and agrees that if Trust Company sends Client an electronic Communication but Client does not receive it because Client’s primary email address on file is incorrect, out of date, blocked by Client’s service provider, or Client is otherwise unable to receive electronic Communications, Trust Company will be deemed to have provided the Communication to Client.

Client may update Client’s information by logging into Client’s Custodial Account and visiting settings or by contacting the Custody support team at custody@coinbase.com.

Appendix 2-2

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Schedule A

[***]

Schedule A-1

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Schedule B

[***]

Schedule B-1

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Schedule C

[***]

Schedule C-1

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Exhibit A

Trust Company Trademark and Logo

Trademark: Coinbase Custody

Logo: [To be provided]

Pre-Approved Marketing Content

“Coinbase Custody Trust Company, LLC is a fiduciary under § 100 of the New York Banking Law and a qualified custodian for purposes of Rule 206(4)-2(d)(6) under the Investment Advisers Act of 1940, as amended.”

Client may make factually accurate statements (in accordance with Section 4.1.2 of the Agreement) limited to describing the Custodial Services provided by Trust Company to Client, which contain the information in the statement above; provided, however, that Client may not make any statements (A) implying that Trust Company is listing, buying, trading, issuing, selling, offering for sale, distributing or promoting any investment products (including without limitation, Digital Assets, fiat currency, securities, commodities, trading products, derivatives, structured products, investment funds, investment portfolios, commodity pools, swaps, securitizations or synthetic products), including where the price, return, outcome, and/or performance of the investment product is based on, derived from, or related to Trust Company, or (B) implying any indorsement or assessment by Trust Company of the quality of Client’s Digital Assets or Client’s business, without Trust Company’s written agreement.

Additionally, Trust Company and Client will jointly work on all public relations, communications, marketing and advertising, including, without limitation, press releases, events, blogs posts, dinners and conferences (the “Public Communications”), and no Public Communications shall be made by either party without the other party’s prior written approval, to be provided in such other party’s sole discretion.

Exhibit A-1

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.